UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21359

Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: July 31

Date of reporting period: August 1, 2010 to July 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
July 31, 2011

Managed Duration Investment Grade Municipal Fund

MZF

CUTWATER ASSET MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/mzf

... your stream to the LATEST,

most up-to-date INFORMATION about the

Managed Duration Investment Grade Municipal Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/mzf, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices and tax characteristics

Cutwater Asset Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Dear Shareholder l

We thank you for your investment in Managed Duration Investment Grade Municipal Fund (the “Fund”).This report covers performance for the fiscal year ended July 31, 2011.

Cutwater Investor Services Corp. (“Cutwater”) serves as the Fund’s Investment Adviser.With $39 billion of fixed income assets under management and supervision as of July 31, 2011, Cutwater is one of the top 50 fixed income specialists in the world. Cutwater’s parent company, MBIA Inc., is listed on the NewYork Stock Exchange and is a component stock of the S&P 500 Index.

Guggenheim Funds Distributors, Inc., (“GFDI”) serves as the Servicing Agent to the Fund. GFDI is an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Fund’s investment objective is to provide high current income exempt from regular Federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve this objective by investing substantially all of its assets in municipal bonds of investment-grade quality.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2011, the Fund provided a total return based on market price of -0.32% and a total return of 4.57% based on NAV. Past performance is not a guarantee of future results.As of July 31, 2011, the Fund’s last closing market price of $13.48 represented a discount of 3.85% to NAV of $14.02.As of July 31, 2010, the Fund’s market price of $14.53 represented a premium of 0.90% to NAV of $14.40.The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

Dividends of $0.0825 were paid in each month from August 2010 through July 2011.The current dividend represents an annualized distribution rate of 7.34% based on the market price of $13.48 on July 31, 2011.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 25 of this report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of the report, which begins on page 5.You will find information about how the Fund is managed, what affected the performance of the Fund during the fiscal year ended July 31, 2011, and Cutwater’s views on the market environment.

Annual Report l July 31, 2011 l 3

MZF l Managed Duration Investment Grade Municipal Fund l Dear Shareholder continued

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/mzf.

Sincerely,

Clifford D. Corso
President
Managed Duration Investment Grade Municipal Fund

4 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Questions & Answers l

Clifford D. Corso
Portfolio Manager

Clifford D. Corso is Chief Executive Officer and Chief Investment Officer of Cutwater Investor Services Corp. (“Cutwater”), Chief Investment Officer of MBIA Insurance Corp. and Executive Vice President & Chief Investment Officer of MBIA Inc. His responsibilities include oversight and direction of the investments of MBIA Inc. and its subsidiaries. He manages Cutwater’s fixed income asset management platform, directs the investment of all fixed income assets under management, and oversees the portfolios of MBIA Insurance Corp. and its affiliates. In addition, Mr. Corso’s responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and institutional investors. Mr. Corso is also an active member of the Board of Directors for the MBIA Foundation, Inc. Before joining MBIA in 1994, he was the co-head of fixed income at a subsidiary of Alliance Capital Management.Throughout his 25-year career, Mr. Corso has managed a wide array of fixed income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso has a bachelor’s degree fromYale University and a master’s degree from Columbia University. He holds his Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA).

Jeffrey S. MacDonald,
CFA Portfolio Manager

Mr. MacDonald, who joined MBIA in 2007, is a Director of Cutwater and has extensive experience in the fixed income markets across a variety of sectors with particular emphasis on core and core plus strategies. He was previously a vice president and portfolio manager at Hartford Investment Management Company (HIMCO), where he managed core, core plus, intermediate core, and other broad-based fixed income styles. He was also instrumental in designing some of HIMCO’s fixed-income-based products, including a number of “alternative” strategies. Prior to joining HIMCO, Mr. MacDonald was a fixed income portfolio analyst specializing in taxable/insurance portfolios at Wellington Management Company. He began his career with Fidelity Investments as a fixed-income trader and lead systems analyst. Mr. MacDonald earned his bachelor’s degree from Trinity College in Connecticut and his master’s degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute and is a member of the Hartford Security Analysts Society.

James B. DiChiaro
Portfolio Manager

Mr. DiChiaro joined MBIA in 1999 and is a Vice President of Cutwater. He currently manages the company’s municipal bond portfolios (taxable and tax-exempt) and has extensive experience managing money market portfolios. Mr. DiChiaro began his career at MBIA working with the conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA-sponsored asset-backed commercial paper conduit,Triple-A One Funding Corporation. Prior to joining MBIA, he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor’s degree from Fordham University and a master’s degree from Pace University.

In the following interview Portfolio Managers Clifford D. Corso, Jeffrey S. MacDonald and James B. DiChiaro discuss the market environment and the performance of the Managed Duration Investment Grade Municipal Fund (the “Fund”) for the fiscal year ended July 31, 2011.

Please provide an overview of the municipal market during the 12-month period ended July 31, 2011.

During the second half of 2010 the U.S. economy demonstrated considerable strength, as it continued to emerge from the recent recession. Real gross domestic product (“Real GDP,” or growth in the overall U.S. economy, adjusted for inflation) increased at a rate of 2.5% in the third quarter of 2010 and 2.3% in the fourth quarter. Real GDP rose 2.9% for the full year 2010, after falling 2.6% in 2009.The pace of growth slowed considerably in 2011, to an annual rate of 0.4% in the first quarter and a preliminary reading of 1.3% in the second quarter.

State tax revenues are on the rise and posted their sixth consecutive quarter of growth in the second quarter of 2011, nearing the 2008 peak.The timing was impeccable as budget season neared and looming budget gaps required widespread expenditure reductions. Some of the revenue gains at the state level are attributable to tax rate increases, but the majority of the increase comes from improvement within the employment sector and a stabilization of consumer spending.Tax receipts at the local level have declined in recent months largely because of their reliance on property taxes. The real estate market has yet to find solid footing, and assessments continue to slump, the consequences of which are felt in property taxes revenues.

Political battles are abundant, with parties disagreeing on whether to focus on increasing taxes or slashing expenses.Waning federal stimulus funds will have a negative impact on state and local revenues in the months ahead, but on the whole, cumulative state budget deficits are expected to decrease in the coming year.A combination of improved revenues and recently enacted expense controls has structurally improved states’ budgets, alleviating some of the default concerns that were prevalent within the municipal sector at the end of 2010.

Bond holders are generally well insulated against the states’ budgetary issues, as debt service payments on state general obligation bonds reside in a senior position in each state’s priority of payments and generally constitute a small percentage of general fund revenues. Of more concern are the debts of smaller local governments that depend largely on state aid payments.As states look to rectify their own deficits, they may scale back their appropriated payments to local governments.

Annual Report l July 31, 2011 l 5

MZF l Managed Duration Investment Grade Municipal Fund l Questions & Answers continued

For most of 2010, the municipal bond market performed very well.A positive influence on the market was the “Build America Bonds” (or “BAB”) program. BABs, which represented more than 25% of the municipal bonds issued in 2010, are taxable municipal securities issued on behalf of state and local governments with interest payments subsidized by the U.S.Treasury.The success of the BAB program, which expired December 31, 2010, resulted in a substantial decline in the issuance of long-dated tax exempt bonds, which may have contributed to a rise in prices and decline in the yields of tax-exempt bonds during 2010.

In late 2010 and early 2011, the municipal bond market became quite volatile and there was a significant decline in prices of tax-exempt bonds.There were several reasons for this drop, including uncertainty surrounding the credit worthiness of municipal issuers, the expiration of the BAB program, and rising interest rates (taxable and tax-exempt).As municipal bonds cheapened, they attracted the attention of taxable institutional investors that do not normally invest in municipal bonds.The entry of these investors into the market eventually resulted in a rally in the municipal market, resulting in a more normal ratio of yields on municipal bonds relative to Treasury securities with similar maturities. For the calendar quarter ended July 31, 2011, municipal bonds were one of the best performing asset classes, with the Barclays Capital Municipal Bond Index (the “Municipal Index”), a widely used measure of the municipal bond market as a whole, posting a return of 3.11%, compared with 2.61% for the Barclays Capital U.S.Aggregate Bond Index.

For the 12-month period ended July 31, 2011, the Municipal Index posted a return of 3.24%.This return compares with a return of 4.44 % from the Barclays Capital U.S.Aggregate Bond Index and 3.39% from the Barclays Capital U.S.Treasury Composite Index for the same period.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2011, the Fund provided a total return based on market price of -0.32% and a total return of 4.57% based on NAV. Past performance is not a guarantee of future results.

As of July 31, 2011, the Fund’s last closing market price of $13.48 represented a discount of 3.85% to NAV of $14.02.As of July 31, 2010, the Fund’s market price of $14.53 represented a premium of 0.90% to NAV of $14.40.The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

Dividends of $0.0825 were paid in each month from August 2010 through July 2011.The current dividend represents an annualized distribution rate of 7.34% based on the market price of $13.48 on July 31, 2011.

How is the Fund’s portfolio structured, and what has that structure meant for performance?

The Fund has a high quality portfolio that is diversified across issuers, sectors and states. In selecting securities for the portfolio, the portfolio management team, who together have more than 50 years of experience, are supported by Cutwater’s team of credit analysts, who evaluate the credit quality of sectors and individual issuers, going far beyond the bond ratings provided by rating agencies. Cutwater’s proprietary quantitative models help to evaluate the risk of individual securities as well as the overall portfolio, supplementing the judgment of the experienced team. Thorough quantitative and qualitative analysis helps ensure that the desired level of credit quality is maintained in the Fund’s portfolio while yield is added, as appropriate, by buying higher yielding bonds at what are considered to be attractive prices.

During most of 2010, the Fund achieved attractive returns by being invested mainly in intermediate to longer term bonds; however, these investments performed poorly in November and December of 2010 and January of 2011, as the municipal market weakened, the yield curve became steeper and credit spreads widened.1 During this period, the Fund’s return was less than that of the Municipal Index, largely because the Fund had a higher risk profile than the Municipal Index; positions in health care, corporate-backed bonds and tobacco bonds detracted from performance. In subsequent months, spreads narrowed and the Fund’s higher risk profile was positive for performance. For the full fiscal year ended July 31, 2011, the Fund’s position in higher risk bonds contributed to performance.

At the beginning of the period, the Fund had significant exposure to bonds with maturities of 25 years or longer. Over the past year, the Fund’s managers have reduced the Fund’s duration and shortened its average maturity profile by selling some of the bonds with maturities of more than 25 years and changing the emphasis to the 15 to 20-year portion of the yield curve.2 As of July 31, 2011 the average duration of the Fund’s portfolio is 7.31 years, compared with 8.03 years as of July 31, 2010; these figures do not reflect the effects of leverage or any hedging strategies that may be undertaken within the portfolio. Under current market conditions, there is a limited audience for bonds with maturities of 25 to 30 years.Aware of this situation, issuers have directed their financings towards the intermediate range of the yield curve, issuing bonds with maturities of 20 years or less. Over the longer term, the Fund’s managers believe rates are more likely to rise than to fall; accordingly, they believe it is prudent to reduce duration in order to lessen the interest rate risk.

1
The yield curve is a curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity. Spread refers to the difference in yield between securities, in this case the difference between higher quality bonds and riskier bonds.

2
Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

6 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l Questions & Answers continued

The Fund’s performance benefited from its positions in state general obligation bonds, water/sewer bonds, and electric power bonds.The Fund maintains a large position in essential service bonds, which are backed by a dedicated stream of revenues generated by water/sewer or power utility systems which tend to be more resistant to economic downturns.The strong performance of state general obligation bonds illustrates the value of Cutwater’s rigorous credit analysis of each bond under consideration. Based on careful credit analysis, the Fund’s managers made the decision to invest in bonds issued by Illinois and California, states whose budget problems have gained the attention of the media.These states have announced plans to rectify their budgets by raising taxes and/or slashing expenses, and the bonds have performed well, and the Fund’s performance has benefited.

A detractor from the Fund’s performance was a relatively small position in pre-refunded securities.3 Since most pre-refunded bonds are collateralized with U.S.Treasury securities, they performed poorly near the end of the period, when the quality of these securities came into question because of federal legislative problems with budgetary matters and a potential downgrade.

The Fund’s small position in tobacco bonds detracted from performance for the year, as this sector underperformed.The tobacco sector has been under pressure in recent months largely because of negative fundamentals created by declining consump-tion.The Fund’s managers have become increasingly bearish on the sector and have reduced exposure to tobacco bonds.

Please explain the Fund’s leverage strategy and its effect on Fund returns.

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage adds to performance only when the cost of leverage is less than the total return generated by investments.The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used.

As of July 31, 2011, the Fund had $69.45 million of leverage outstanding in the form of Auction Market Preferred Shares (“AMPS”). Since the Fund’s NAV return exceeded the cost of leverage over the 12-month period ended July 31, 2011, leverage contributed to the Fund’s total return.

What is the outlook for the municipal market in the coming months?

At mid-year 2011, the economic picture is looking less positive than a few months ago, following a significant downward revision to economic growth in the first quarter of 2011 and relatively slow growth in the second quarter. Because of debt ceiling issues and the extreme volatility of the stock market, consumers may be hesitant to make discretionary purchases. States and localities, which rely on federal funding for a significant portion of their revenue, are likely to be hurt by any reductions in federal funds. That may put continued pressure on state budgets which will require additional spending cuts and revenue generating ideas. State revenues have been on the rise for more than a year, but it is important to keep a careful watch on credit and the impact of federal spending cuts on states and local governments.

Municipal bond issuance is likely to be below trend for the foreseeable future, and the lack of supply may help this technical rally to persist. Rising individual income tax rates are a strong possibility in the near future, and investors’ desire for income that is exempt from federal income taxes may continue to support the municipal market.

Index Definitions

All indices are unmanaged. It is not possible to invest in an index.

The Barclays Capital Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch.

Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated.The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Composite Index measures the performance of the US Treasury bond market, using market capitalization weighting and a standard rule based inclusion methodology.

MZF Risks And Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for

3	A bond is pre-refunded when the issuer has purchased U. S. Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date.

Annual Report l July 31, 2011 l 7

MZF l Managed Duration Investment Grade Municipal Fund l Questions & Answers continued

investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Funds and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

Certain risks are associated with the leveraging of common shares of the Fund. Both the net asset value and the market value of shares of the Fund’s shares may be subject to higher volatility and a decline in value.

There are also specific risks associated with investing in municipal bonds, including but not limited to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund’s investments. Leverage also creates the risk that the investment return on the Fund’s common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to Cutwater and Guggenheim Funds Distributors, Inc. will be higher than if leverage were not used.

There are also risks associated with investing in Auction Market Preferred Shares or AMPS.The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Market Risk and Selection Risk, Call and Redemption Risk, Private Activity Bonds, Risks of Tobacco-Related Municipal Bonds, Leverage, Inflation Risk, Derivatives Risk, Affiliated Insurers, and Anti-takeover Provisions, Market Disruption. Please see Fund’s website at www.guggenheimfunds.com/mzf for a more detailed discussion about Fund risks and considerations.

8 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Fund Summary l As of July 31, 2011 (unaudited)

Fund Information
Symbol on New York Stock Exchange:		MZF
Initial Offering Date:		August 27, 2003
Closing Market Price as of 07/31/11:		$13.48
Net Asset Value as of 07/31/11:		$14.02
Yield on Closing Market Price as of 07/31/11:		7.34%
Taxable Equivalent Yield on Closing Market Price
as of 07/31/111:		11.30%
Monthly Distribution Per Common Share2:		$0.0825
Leverage as of 07/31/113:		43%
Percentage of total investments subject to alternative
minimum tax as of 07/31/11:		22.1%
1 Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.
2 Monthly distribution is subject to change.
3 As a percentage of total investments.

Total Returns
(Inception 8/27/03)	Market	NAV
One Year	-0.32%	4.57%
Three Year - average annual	12.49%	9.23%
Five Year - average annual	8.46%	5.57%
Since Inception - average annual	4.63%	5.29%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Annual Report l July 31, 2011 l 9

MZF l Managed Duration Investment Grade Municipal Fund
Portfolio of Investments l July 31, 2011

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 171.3%
	Municipal Bonds – 169.1%
	Alabama – 2.9%
$ 845,000	Courtland Industrial Development Board, AMT, Series B	BBB	6.25%	08/01/2025	08/01/13 @ 100	$ 863,843
1,890,000	Courtland Industrial Development Board, AMT	Baa3	6.00%	08/01/2029	08/01/12 @ 100	1,890,246
						2,754,089
	Alaska – 0.8%
750,000	Alaska Municipal Bond Bank Authority, Series 1	A+	5.75%	09/01/2033	09/01/18 @ 100	795,068
	California – 21.9%
1,500,000	California Health Facilities Financing Authority, Series B	AA-	5.88%	08/15/2031	08/15/20 @ 100	1,604,565
1,250,000	California Municipal Finance Authority, Series A	Baa1	5.50%	07/01/2030	07/01/20 @ 100	1,242,675
5,000,000	California State Public Works Board, Series A	BBB+	5.00%	06/01/2024	06/01/14 @ 100	5,053,450
6,000,000	California Various Purpose General Obligation	A-	5.13%	11/01/2024	11/01/13 @ 100	6,242,640
2,500,000	City of Chula Vista CA, AMT, Series B	A	5.50%	12/01/2021	06/02/14 @ 102	2,624,000
2,065,000	Golden State Tobacco Securitization Corp., Series A-1	BB+	5.00%	06/01/2033	06/01/17 @ 100	1,471,395
2,525,000	Los Angeles Unified School District, Series F	AA-	5.00%	01/01/2034	07/01/19 @ 100	2,559,466
						20,798,191
	Delaware – 1.6%
1,500,000	Delaware State Economic Development Authority	BBB+	5.40%	02/01/2031	08/01/20 @ 100	1,504,230
	District of Columbia – 2.0%
2,000,000	District of Columbia Housing Finance Agency, AMT, (FHA)	Aaa	5.10%	06/01/2037	06/01/15 @ 102	1,892,840
	Florida – 8.1%
2,200,000	County of Miami-Dade FL, Aviation Revenue, AMT, (CIFG)	A-	5.00%	10/01/2038	10/01/15 @ 100	1,879,240
3,000,000	Highlands County Health Facilities Authority, Series D, (Prerefunded @ 11/15/2013)(a)	NR	5.88%	11/15/2029	11/15/13 @ 100	3,347,400
1,500,000	Miami-Dade County School Board, Series A, (Assured Gty)	AA+	5.38%	02/01/2034	02/01/19 @ 100	1,515,195
1,000,000	Seminole Indian Tribe of Florida, Series A(b)	BBB-	5.25%	10/01/2027	10/01/17 @ 100	914,300
						7,656,135
	Hawaii – 1.0%
1,000,000	Hawaii Pacific Health, Series B	BBB+	5.63%	07/01/2030	07/01/20 @ 100	980,000
	Illinois – 10.7%
1,750,000	Chicago IL O’Hare International Airport Revenue, Series C	A-	5.50%	01/01/2031	01/01/21 @ 100	1,812,300
1,115,000	City of Chicago IL, O’Hare International Airport Revenue,AMT, Series A-2, (AGM)	AA+	5.50%	01/01/2016	01/01/14 @ 100	1,188,178
2,000,000	Illinois Finance Authority, Roosevelt University Revenue	Baa2	5.50%	04/01/2037	04/01/17 @ 100	1,917,660
1,000,000	Illinois Finance Authority, Rush University Medical Center Revenue, Series C	A-	6.38%	11/01/2029	05/01/19 @ 100	1,057,050
1,155,000	Illinois Housing Development Authority, AMT, Series A-2	AA	5.00%	08/01/2036	02/01/16 @ 100	1,149,756
2,000,000	Illinois, General Obligation, Series A	A+	5.00%	03/01/2028	03/01/14 @ 100	2,001,360
1,000,000	Railsplitter Tobacco Settlement Authority	A-	6.00%	06/01/2028	06/01/21 @ 100	1,028,300
						10,154,604
	Indiana – 3.3%
1,000,000	Indiana Finance Authority	BB	6.00%	12/01/2026	06/01/20 @ 100	1,014,260
2,000,000	Indianapolis Local Public Improvement Bond Bank, Series A	A+	5.50%	01/01/2029	01/01/19 @ 100	2,128,660
						3,142,920
	Iowa – 3.4%
1,500,000	Iowa Higher Education Loan Authority	BBB+	5.50%	09/01/2025	09/01/20 @ 100	1,547,505
2,000,000	Iowa Tobacco Settlement Authority, Series B	BBB	5.60%	06/01/2034	06/01/17 @ 100	1,630,360
						3,177,865

See notes to financial statements.

10 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Kentucky – 2.2%
$ 1,000,000	County of Owen KY, Waterworks System Revenue, Series B	BBB+	5.63%	09/01/2039	09/01/19 @ 100	$ 1,005,420
1,000,000	Kentucky Economic Development Finance Authority, Series A	Aa3	5.63%	08/15/2027	08/15/18 @ 100	1,068,170
						2,073,590
	Louisiana – 8.0%
1,000,000	East Baton Rouge Sewerage Commission, Series A	AA-	5.25%	02/01/2034	02/01/19 @ 100	1,045,320
3,000,000	Louisiana Local Government Environmental Facilities & Community Development Authority	BBB-	6.75%	11/01/2032	11/01/17 @ 100	3,123,300
1,000,000	Louisiana Public Facilities Authority, Hospital Revenue	A3	5.25%	11/01/2030	05/01/20 @ 100	993,930
1,000,000	Parish of DeSoto LA, AMT, Series A	BBB	5.85%	11/01/2027	11/01/13 @ 100	1,007,200
1,500,000	Parish of St John Baptist LA, Series A	BBB	5.13%	06/01/2037	06/01/17 @ 100	1,436,745
						7,606,495
	Maryland – 1.5%
500,000	Maryland Economic Development Corp.	BB	5.75%	09/01/2025	09/01/20 @ 100	495,645
1,000,000	Maryland Health & Higher Educational Facilities Authority	BBB-	5.75%	01/01/2038	01/01/18 @ 100	959,350
						1,454,995
	Massachusetts – 3.2%
1,000,000	Massachusetts Educational Financing Authority, AMT	AA	5.38%	07/01/2025	07/01/21 @ 100	996,460
1,000,000	Massachusetts Health & Educational Facilities Authority, Series A	BBB	6.25%	07/01/2030	07/01/19 @ 100	1,068,010
1,000,000	Massachusetts Housing Finance Agency, AMT	AA-	5.10%	12/01/2027	06/01/17 @ 100	1,000,980
						3,065,450
	Michigan – 5.7%
1,000,000	City of Detroit MI, Sewer Disposal Revenue, Series B, (AGM)	AA+	7.50%	07/01/2033	07/01/19 @ 100	1,155,980
1,000,000	City of Detroit MI, Water Supply System Revenue, (AGM)	AA+	7.00%	07/01/2036	07/01/19 @ 100	1,139,110
1,000,000	Michigan Strategic Fund, Series B-1	BBB	6.25%	06/01/2014	N/A	1,102,590
2,000,000	Michigan Strategic Fund, Series C	A	5.45%	09/01/2029	09/01/11 @ 100	2,003,520
						5,401,200
	Mississippi – 1.1%
1,000,000	County of Warren MS, Series A	BBB	6.50%	09/01/2032	09/01/18 @ 100	1,084,110
	Nevada – 5.9%
5,410,000	City of Henderson NV, Series A	A	5.63%	07/01/2024	07/01/14 @ 100	5,596,483
	New Jersey – 1.6%
1,500,000	New Jersey Health Care Facilities Financing Authority	BBB+	5.75%	07/01/2039	07/01/19 @ 100	1,474,740
	New York – 22.2%
2,250,000	City of New York NY, General Obligation, Series J	AA	5.00%	05/15/2023	05/15/14 @ 100	2,387,160
1,000,000	City of Troy NY, Series A	A-	5.00%	09/01/2030	09/01/20 @ 100	1,009,410
2,750,000	Long Island Power Authority, Series A	A-	5.10%	09/01/2029	09/01/14 @ 100	2,794,468
4,000,000	Metropolitan Transportation Authority, Series A	AA-	5.13%	01/01/2024	07/01/12 @ 100	4,068,480
750,000	New York City Industrial Development Agency, JFK International Airport, AMT, Series A	B-	8.00%	08/01/2012	N/A	771,712
500,000	New York City Industrial Development Agency, American Airlines, JFK International Airport, AMT	B-	7.50%	08/01/2016	N/A	517,380
1,000,000	New York City Municipal Water Finance Authority, Series EE	AA+	5.38%	06/15/2043	12/15/20 @ 100	1,057,600
1,750,000	New York Municipal Bond Bank Agency, Series C	A+	5.25%	12/01/2022	06/01/13 @ 100	1,853,478
900,000	New York State Dormitory Authority, Series B	BBB+	5.25%	07/01/2024	07/01/17 @ 100	947,052
2,500,000	Suffolk County Industrial Development Agency, AMT	A-	5.25%	06/01/2027	06/01/13 @ 100	2,455,025
3,000,000	Tobacco Settlement Financing Corp., Series A-1	AA-	5.50%	06/01/2019	06/01/13 @ 100	3,224,520
						21,086,285

See notes to financial statements.

Annual Report l July 31, 2011 l 11

MZF l Managed Duration Investment Grade Municipal Fund l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	North Carolina – 3.6%
$ 1,000,000	North Carolina Eastern Municipal Power Agency, Series D	A-	5.13%	01/01/2023	01/01/13 @ 100	$ 1,015,800
1,000,000	North Carolina Eastern Municipal Power Agency, Series D	A-	5.13%	01/01/2026	01/01/13 @ 100	1,009,770
1,390,000	North Carolina Housing Finance Agency, AMT, Series 14A, (AMBAC)	AA	5.35%	01/01/2022	07/01/12 @ 100	1,392,919
						3,418,489
	Ohio – 10.6%
1,150,000	Buckeye Tobacco Settlement Financing Authority, Series A-2	BB-	5.88%	06/01/2030	06/01/17 @ 100	895,585
3,000,000	County of Cuyahoga OH, Series A	AA-	6.00%	01/01/2020	07/01/13 @ 100	3,217,980
3,750,000	County of Lorain OH, Series A	AA-	5.25%	10/01/2033	10/01/11 @ 101	3,753,525
1,000,000	Ohio Air Quality Development Authority, Series A	BBB-	5.70%	02/01/2014	N/A	1,085,260
1,000,000	Ohio Air Quality Development Authority	BBB-	5.63%	06/01/2018	N/A	1,103,100
						10,055,450
	Pennsylvania – 7.0%
1,110,000	City of Philadelphia PA, General Obligation, Series A, (Assured Gty)	AA+	5.38%	08/01/2030	08/01/19 @ 100	1,140,092
1,100,000	City of Philadelphia PA, General Obligation	BBB	5.88%	08/01/2031	08/01/16 @ 100	1,141,580
2,340,000	Pennsylvania Higher Educational Facilties Authority	BBB	5.25%	05/01/2023	05/01/13 @ 100	2,348,307
1,000,000	Pennsylvania Higher Educational Facilties Authority, Series B	AA-	6.00%	08/15/2026	08/15/18 @ 100	1,088,930
1,000,000	Pennsylvania Higher Educational Facilties Authority, Series A	BBB	5.00%	05/01/2037	11/01/17 @ 100	875,540
						6,594,449
	Rhode Island – 1.5%
1,300,000	Rhode Island Convention Center Authority, Series A, (Assured Gty)	AA+	5.50%	05/15/2027	05/15/19 @ 100	1,407,536
	South Carolina – 3.7%
2,500,000	County of Florence SC, Series A, (AGM)	AA+	5.25%	11/01/2027	11/01/14 @ 100	2,557,350
1,000,000	County of Georgetown SC, AMT, Series A	BBB	5.30%	03/01/2028	03/01/14 @ 100	973,080
						3,530,430
	South Dakota – 6.3%
1,200,000	South Dakota Health & Educational Facilities Authority, Series A	AA-	5.25%	11/01/2034	11/01/14 @ 100	1,208,076
4,990,000	South Dakota Housing Development Authority, AMT, Series K	AAA	5.05%	05/01/2036	11/01/15 @ 100	4,720,141
						5,928,217
	Tennessee – 3.3%
2,500,000	Knox County Health Educational & Housing Facilities Board	BBB+	5.25%	04/01/2027	04/01/17 @ 100	2,442,450
700,000	Metropolitan Nashville Airport Authority	Baa3	5.20%	07/01/2026	07/01/20 @ 100	662,431
						3,104,881
	Texas – 14.9%
2,000,000	Bexar County Housing Finance Corp., AMT, (GNMA)	Aa2	5.20%	10/20/2034	10/20/14 @ 100	1,947,260
2,000,000	City of Houston TX, Series A, (AGM)	AA+	5.00%	11/15/2033	11/15/17 @ 100	2,059,580
2,000,000	Lower Colorado River Authority	A	6.25%	05/15/2028	05/15/18 @ 100	2,248,460
1,885,000	Matagorda County Navigation District NO 1, AMT, (AMBAC)(c)	BBB+	5.13%	11/01/2028	N/A	1,870,994
2,000,000	North Texas Tollway Authority, Series A	A-	5.63%	01/01/2033	01/01/18 @ 100	2,058,900
1,000,000	North Texas Tollway Authority, Series L-2(c)	A-	6.00%	01/01/2038	N/A	1,070,320
2,100,000	San Leanna Educational Facilities Corp.	BBB+	5.13%	06/01/2036	06/01/17 @ 100	1,876,560
950,000	Tarrant County Cultural Education Facilities Finance Corp., Series A, (Assured Gty)	AA+	5.75%	07/01/2018	N/A	1,043,955
						14,176,029
	Virginia – 1.5%
1,250,000	Washington County Industrial Development Authority, Series C	BBB+	7.50%	07/01/2029	01/01/19 @ 100	1,417,475
	Washington – 1.1%
1,000,000	Tes Properties, WA Revenue	AA+	5.63%	12/01/2038	06/01/19 @ 100	1,019,880

See notes to financial statements.

12 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Wisconsin – 1.3%
$ 1,250,000	Wisconsin Health & Educational Facilities Authority, Series A	AA+	5.00%	11/15/2036	11/15/16 @ 100	$ 1,239,275
	Wyoming – 7.2%
4,000,000	County of Sweetwater WY, AMT	BBB+	5.60%	12/01/2035	12/01/15 @ 100	3,916,440
3,100,000	Wyoming Community Development Authority, AMT, Series 7	AA+	5.10%	12/01/2038	12/01/16 @ 100	2,957,493
						6,873,933
	Total Municipal Bonds – 169.1%
	(Cost $155,253,713)					160,465,334
Redemption
Value
	Preferred Shares – 2.2%
	Diversified Financial Services – 2.2%
$2,000,000	Centerline Equity Issuer Trust, AMT, Series A-4-1 144A(b)	Aaa	5.75%	05/15/2015	N/A	2,076,540
	(Cost $2,000,000)
	Total Long-Term Investments – 171.3%
	(Cost $157,253,713)					162,541,874

	Short-Term Investments – 0.2%

Number
of Shares	Description					Value
	Money Market – 0.2%
195,067	JPMorgan Tax Free Money Market
	(Cost $195,067)					195,067
	Total Investments – 171.5%
	(Cost $157,448,780)					162,736,941
	Other Assets in excess of Liabilities – 1.7%					1,625,668
	Preferred Shares, at redemption value – (-73.2% of Net Assets Applicable to Common Shareholders or -42.7% of Total Investments)					(69,450,000)
	Net Assets – 100.0%					$ 94,912,609

AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by Ambac Assurance Corporation
AMT – Income from this security is a preference item under the Alternative Minimum Tax.
Assured GTY – Insured by Assured Guaranty Corporation
CIFG – Insured by CIFG Assurance North America, Inc.
FHA – Guaranteed by Federal Housing Administration
GNMA – Guaranteed by Ginnie Mae
N/A – Not Applicable

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.
(a)
The bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2011 these securities amounted to $2,990,840, which represents 3.2% of net assets applicable to common shares.

(c)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

See notes to financial statements.

Annual Report l July 31, 2011 l 13

MZF l Managed Duration Investment Grade Municipal Fund
Statement of Assets and Liabilities l July 31, 2011

Assets
Investments, at value (cost $157,448,780)	$162,736,941
Interest receivable	2,020,153
Other assets	13,465
Total assets	164,770,559
Liabilities
Professional fees	282,477
Investment advisory fee payable	41,728
Dividends payable - preferred shareholders	28,703
Servicing agent fee payable	27,819
Administration fee payable	3,437
Accrued expenses and other liabilities	23,786
Total liabilities	407,950
Preferred Shares, at redemption value
$.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
issued and outstanding at $25,000 per share liquidation preference	69,450,000
Net Assets Applicable to Common Shareholders	$94,912,609
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; unlimited number of shares authorized,
6,771,263 shares issued and outstanding	$6,771
Additional paid-in capital	96,500,140
Net unrealized appreciation on investments	5,288,161
Accumulated undistributed net investment income	803,589
Accumulated net realized loss on investments	(7,686,052)
Net Assets Applicable to Common Shareholders	$94,912,609
Net Asset Value Applicable to Common Shareholders (based on 6,771,263 common shares outstanding)	$14.02

See notes to financial statements.

14 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund
Statement of Operations lFor the year ended July 31, 2011

Investment Income
Interest		$8,927,136
Expenses
Investment advisory fee	$635,418
Servicing agent fee	423,612
Auction agent fees - preferred shares	119,247
Professional fees	118,670
Fund accounting	62,694
Administrative fee	44,805
Trustees’fees and expenses	44,143
Printing expenses	41,245
Custodian fee	25,070
NYSE listing fee	21,170
Transfer agent fee	20,086
Insurance	13,066
Line of credit fee	2,264
Other	37,300
Total expenses		1,608,790
Investment advisory fees waived		(146,635)
Servicing agent fees waived		(97,757)
Net expenses		1,364,398
Net investment income		7,562,738
Realized and Unrealized Loss on Investments
Net realized loss on investments		(1,130,690)
Net change in unrealized appreciation (depreciation) on investments		(1,327,456)
Net realized and unrealized loss on investments		(2,458,146)
Distributions to Auction Market Preferred Shareholders from
Net investment income		(1,001,260)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$4,103,332

See notes to financial statements.

Annual Report l July 31, 2011 l 15

MZF l Managed Duration Investment Grade Municipal Fund
Statement of Changes in Net Assets l

	For the	For the
	Year Ended	Year Ended
	July 31, 2011	July 31, 2010
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$7,562,738	$7,980,723
Net realized gain (loss) on investments	(1,130,690)	585,739
Net change in unrealized appreciation (depreciation) on investments	(1,327,456)	12,207,098
Distributions to auction market preferred shareholders from net investment income	(1,001,260)	(1,028,788)
Net increase in net assets applicable to common shareholders resulting from operations	4,103,332	19,744,772
Distributions to common shareholders from
Net investment income	(6,694,146)	(7,284,872)
Capital share transactions
Cost of common shares repurchased	–	(16,343,117)
Reinvestment of dividends	313,110	57,703
Net increase (decrease) from capital share transactions	313,110	(16,285,414)
Total change in net assets applicable to common shareholders	(2,277,704)	(3,825,514)
Net assets applicable to common shareholders:
Beginning of period	97,190,313	101,015,827
End of period (including undistributed net investment income of $803,589 and $936,257, respectively.)	$94,912,609	$97,190,313

See notes to financial statements.

16 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund
Financial Highlights l

	For the	For the	For the	For the	For the
Per share operating performance for one common share	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
outstanding throughout each period	July 31, 2011	July 31, 2010	July 31, 2009	July 31, 2008	July 31, 2007
Net asset value, beginning of period	$14.40	$12.73	$13.17	$14.21	$14.25
Investment operations
Net investment income (a)	1.12	1.06	1.02	0.99	0.95
Net realized and unrealized gain/(loss) on investments
and swaptions transactions	(0.36)	1.72	(0.49)	(1.06)	(0.10)
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.15)	(0.14)	(0.24)	(0.35)	(0.31)
Total from investment operations	0.61	2.64	0.29	(0.42)	0.54
Distributions to common shareholders from net investment income	(0.99)	(0.97)	(0.73)	(0.62)	(0.58)
Net asset value, end of period	$14.02	$14.40	$12.73	$13.17	$14.21
Market value, end of period	$13.48	$14.53	$11.87	$11.73	$12.63
Total investment return(b)
Net asset value	4.57%	21.21%	2.83%	-3.07%	3.80%
Market value	-0.32%	31.45%	8.65%	-2.29%	7.93%
Ratios and supplemental data
Net assets end of period (thousands)	$94,913	$97,190	$101,016	$104,526	$112,777
Ratio of expenses to average net assets (excluding interest expense
and net of fee waivers) (c)	1.46%	1.35%	1.54%	1.27%	1.28%
Ratio of expenses to average net assets (excluding interest expense
and excluding fee waivers) (c)	1.72%	1.69%	1.91%	1.61%	1.62%
Ratio of expenses to average net assets (including interest expense
and net of fee waivers) (c)	1.46%	1.35%	1.54%	1.32%	1.44%
Ratio of expenses to average net assets (including interest expense
and excluding fee waivers) (c)	1.72%	1.69%	1.91%	1.66%	1.78%
Ratio of net investment income to average net assets (c)	8.09%	7.68%	8.65%	7.15%	6.56%
Portfolio turnover	8%	6%	21%	29%	4%
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (thousands)	$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$59,166	$59,986	$61,363	$62,626	$65,597
Asset coverage per $1,000 of indebtedness (d)	N/A	N/A	N/A	N/A	$37,445
N/A Not applicable.

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(d)
Calculated by subtracting the Fund’s total liabilities (not including the floating rate note obligations) from the Fund’s total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

Annual Report l July 31, 2011 l 17

MZF l Managed Duration Investment Grade Municipal Fund

Notes to Financial Statements l July 31, 2011

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the“Fund”), formerly known as MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp.

On September 24, 2010, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC. Also, on September 24, 2010, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc.

Note 2 – Accounting Policies:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments: The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps (“swaptions”) are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the issuer’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund did not have any Level 3 securities during the year ended July 31, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of July 31, 2011:

Valuations (in $000s)	Level 1	Level 2	Level 3	Total
Description
Assets:
Preferred Shares	$–	$2,077	$–	$2,077
Municipal Bonds	–	160,465	–	160,465
Money Market	195	–	–	195
Total	$195	$162,542	$–	$162,737

There were no transfers between levels for the year ended July 31, 2011.

(b) Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of each security.

(c) Dividends and Distributions: The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

18 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l Notes to Financial Statements continued

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floaters during the year ended July 31, 2011.

(e) Recent Accounting Pronouncements: On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the“Advisory Agreement”) between Cutwater Asset Management Corp. (the“Adviser”) and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets”represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets from the commencement of the Fund’s operations through September 1, 2008 and at the annual rate of 0.042% thereafter through September 1, 2009. Effective June 16, 2006, the Adviser voluntarily agreed to waive an additional 0.0375% of advisory fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008 and September 1, 2009. Effective June 1, 2010, the Adviser discontinued the 0.0375% voluntary fee waiver.

Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, Inc. (the“Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets from the commencement of the Fund’s operations through September 1, 2008 and at the annual rate of 0.028% thereafter through September 1, 2009. Effective June 16, 2006, the Servicing Agent voluntarily agreed to waive an additional 0.025% of servicing fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008 and September 1, 2009. Effective June 1, 2010, the Servicing Agent discontinued the 0.025% voluntary fee waiver.

Under a separate Fund Administration agreement, Guggenheim Funds Investment Advisors, LLC, an affiliate of the Servicing Agent, provides fund administration services to the Fund. Guggenheim Funds Investment Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended July 31, 2011, the Fund incurred $44,805 in fund administration fees.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of July 31, 2011 is as follows:

Cost of
Investments	Gross Tax	Gross Tax	Net Tax Unrealized
for Tax	Unrealized	Unrealized	Appreciation on
Purposes	Appreciation	Depreciation	Investments
$157,481,990	$7,213,627	$(1,958,676)	$5,254,951

Annual Report l July 31, 2011 l 19

MZF l Managed Duration Investment Grade Municipal Fund l Notes to Financial Statements continued

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2011, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized
	Tax-Exempt	Ordinary	Capital and	Appreciation/
	Income	Income	Other Losses	(Depreciation)
2011	$851,941	$ –	$(7,701,194)	$5,254,951

The cumulative timing differences under tax basis accumulated capital and other losses as of July 31, 2011 are due to investments in partnerships/trusts.

As of July 31, 2011, for federal income tax purposes, the Fund had a capital loss carryforward of $6,477,524 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $1,079,795 on July 31, 2013, $625,460 on July 31, 2014 and $4,772,269 on July 31, 2017.

Distributions paid to shareholders during the tax years ended July 31, 2011 and 2010, were characterized as follows:

	Tax-exempt	Ordinary	Long-term	Total
	income	income	capital gain	distributions
2011	$7,621,698	$73,708	$ –	$7,695,406
2010	$8,245,149	$68,511	$ –	$8,313,660

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2011, the Fund incurred and will elect to defer $1,223,670 as post-October losses.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2011, aggregated $13,701,649 and $14,986,468, respectively.

Note 6 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,771,263 common shares outstanding at July 31, 2011, of which the Adviser owned 11,114 shares.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	July 31, 2011	July 31, 2010
Beginning shares	6,749,259	7,935,591
Shares issued through dividend reinvestment	22,004	4,007
Common shares redeemed through tender offer	–	(1,190,339)
Ending shares	6,771,263	6,749,259

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of July 31, 2011, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 110% or the reference rate plus 1.10%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

The range of dividend rates on the Fund’s AMPS for the year ended July 31, 2011, were as follows:

Series	Low	High	At 7/31/11	Next Auction Date
M7	1.259%	1.557%	1.259%	8/1/11
W28	1.261%	1.557%	1.261%	8/10/11

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

The AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the AMPS.

Note 7 – Borrowings:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At July 31, 2011 there was a zero balance in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the year ended July 31, 2011 was $240,189 with a related weighted average interest rate of 0.93%. The maximum amount outstanding during the year ended July 31, 2011, was $1,635,000.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

20 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l Notes to Financial Statements continued

Note 9 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Dividend Declarations – Common Shareholders

The Fund has declared the following dividends to common shareholders:

Rate Per	Declaration	Ex-Dividend	Record	Payable
Share	Date	Date	Date	Date
$0.0825	8/01/11	8/15/11	8/15/11	8/31/11
$0.0825	8/01/11	9/13/11	9/15/11	9/30/11
$0.0825	8/01/11	10/12/11	10/14/11	10/31/11

Annual Report l July 31, 2011 l 21

MZF l Managed Duration Investment Grade Municipal Fund

Report of Independent Registered Public Accounting Firm|

The Board of Trustees and Shareholders of
Managed Duration Investment Grade Municipal Fund

We have audited the accompanying statement of assets and liabilities of Managed Duration Investment Grade Municipal Fund (the Fund), including the portfolio of investments, as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, financial position of Managed Duration Investment Grade Municipal Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 26, 2011

22 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Supplemental Information l (unaudited)

Federal Income Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (July 31, 2011) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that the majority of dividends paid from net investment income from the Fund during the tax period ended July 31, 2011 was federally exempt interest dividends. The Fund has invested in municipal bonds containing market discount, whose accretion is taxable and accordingly, 1.10% of the dividends paid from net investment income during the tax period are attributable to this taxable income. Therefore the Fund designated $7,621,698 as tax-exempt income.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2011. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2012, an allocation of interest by state will be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.

Results of Shareholder Votes

The Annual Meeting of Shareholders was held October 18, 2010. At this meeting common and preferred shareholders of the Fund voted on the election of Trustees.

Voting results for the election of Trustees by common shareholders are set forth below:

	# of Shares In Favor	# of Shares Withheld
Randall C. Barnes	6,186,579	132,103
Clifford D. Corso	6,176,769	141,913
Voting results for the election of Trustees by preferred shareholders are set forth below:

	# of Shares In Favor	# of Shares Withheld
Randall C. Barnes	152	8
Clifford D. Corso	152	8
The terms of the following Trustees of the Fund did not expire in 2010: Ronald A. Nyberg, Ronald E. Toupin, Jr. and Kevin M. Robinson.

Trustees

The Trustees of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Number of
Name, Address*,	Term of		Portfolios in
Year of Birth	Office**		the Fund
and Position(s)	and Length		Complex***
Held with	of Time	Principal Occupation during the Past Five Years	Overseen by	Other Directorships
Registrant	Served	and Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo.,	54	None
Year of Birth: 1951		Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.
		(1987-1997).
Ronald A. Nyberg	Since 2003	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate	56	None
Year of Birth: 1953		planning and business transactions (2000-present). Formerly, Executive Vice President,
Trustee		General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2003	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio	53	Trustee, Bennett Group of
Year of Birth: 1958		Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen		Funds (2011-present).
Trustee		Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit
		Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager
		of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.
		(1982-1999).
Interested Trustees:
Clifford D. Corso†	Since 2003	President of Cutwater Asset Management; Chief Investment Officer, MBIA	1	None
113 King Street		Insurance Corp.
Armonk, NY 10504
Year of Birth: 1961
Trustee and President

Annual Report l July 31, 2011 l 23

MZF l Managed Duration Investment Grade Municipal Fund l Supplemental Information (unaudited) continued

Number of
Name, Address*,	Term of		Portfolios in
Year of Birth	Office**		the Fund
and Position(s)	and Length		Complex***
Held with	of Time	Principal Occupation during the Past Five Years	Overseen by	Other Directorships
Registrant	Served	and Other Affiliations	Trustee	Held by Trustee
Interested Trustees, continued:
Kevin M. Robinson††	Trustee since	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors,	2	None
Year of Birth: 1959	2009	LLC, Guggenheim Funds Distributors, Inc. and Guggenheim Funds Services Group, Inc.
Trustee, Chief	since 2010	(2007-present). Chief Legal Officer and Chief Executive Officer of certain other funds in the
Executive Officer and		Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of
Chief Legal Officer	since 2008	NYSE Euronext, Inc. (2000-2007).

*	The business address of each Trustee unless otherwise noted is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.
**
The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been duly elected and shall have qualified.The term of office of aTrustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee.

***	The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.
†
Mr. Corso is an“interested person”(as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Cutwater Asset Management the Fund’s Investment Adviser.

††
Mr. Robinson is an“interested person”(as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Guggenheim Funds Distributors, Inc., the Fund’s Servicing Agent and certain of its affiliates.

Principal Executive Officers

The Officers of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address*,	Term of
Year of Birth and	Office** and
Position(s) Held	Length of Time	Principal Occupation During the Past Five Years and
with Registrant	Served	Other Affiliations
Officers:
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Chief
Year of Birth: 1955		Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief
Chief Accounting Officer,		Compliance Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment Management
Chief Financial		(2002–2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Officer and Treasurer
Elizabeth H. Hudson	Since 2011	Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2009-present). Secretary of certain other funds in
Year of Birth: 1980		the Fund Complex. Formerly, Associate, Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008), J.D., Northwestern
Secretary		University (2004-2007).
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Investment Advisors, LLC. (2006 – present). Chief
Year of Birth: 1957		Compliance Officer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer		Secretary of Harris Investment Management, Inc. (2003-2006). Director – Compliance of Harrisdirect LLC (1999-2003).
Jeffrey S. MacDonald	Since 2007	Director of Advisory Services Portfolio Management, MBIA Asset Management (2007-present). Formerly, Vice
113 King Street		President and Portfolio Manager, Hartford Investment Management Company (2005-2007); Fixed Income Portfolio
Armonk, NY 10504		Analyst, Wellington Management Company (2000-2004).
Year of Birth: 1970
Vice President
James B. DiChiaro	Since 2009	Vice President, Cutwater Asset Management Corp. (1999-present)
113 King Street
Armonk, NY 10504
Year of Birth: 1976
Vice President

*	The business address of each officer, unless otherwise noted, is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

24 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Dividend Reinvestment Plan l (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the“Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York Mellon (“Administrator”), as agent for shareholders in administering the Plan (the“Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as“dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as“market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: 866-488-3559.

Annual Report l July 31, 2011 l 25

MZF l Managed Duration Investment Grade Municipal Fund

Board Considerations Regarding Investment Advisory Agreement
Contract Re-approval

On April 27, 2011, the Board of Trustees, including the Independent Trustees (those trustees who are not“interested persons”as defined under the Investment Company Act of 1940, as amended (the“Investment Company Act”)), of Managed Duration Investment Grade Municipal Fund (the“Fund”) met to consider the approval of the investment advisory agreement (the“Advisory Agreement”) between the Fund and Cutwater Investor Services Corp. (the“Adviser”). As part of their review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, Cutwater Asset Management Corp. (“Cutwater”), the Fund’s then current investment adviser, Guggenheim Funds Distributors, Inc. (“Guggenheim Distributors”), the servicing agent of the Fund, Guggenheim Advisors, LLC (“Guggenheim Advisors”and, together with Guggenheim Distributors,“Guggenheim”), the administrator of the Fund, the Fund and independent legal counsel with respect to contract renewal.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser, Cutwater and Guggenheim. The Adviser, Cutwater and Guggenheim provided extensive information in response to the request. In executive sessions on April 13, 2010 and April 27, 2011, the Independent Trustees met to discuss the information provided by the Adviser, Cutwater and Guggenheim, as well as their responsibilities in connection with their consideration of the Fund’s advisory and administrative arrangements. On the basis of the April 13, 2011 meeting and in consultation with independent legal counsel, the Independent Trustees sent a formal request for additional information to the Adviser, Cutwater and Guggenheim. The Adviser, Cutwater and Guggenheim supplemented their initial responses with additional information to the satisfaction of the Independent Trustees.

Furthermore, the Independent Trustees considered Cutwater’s request that the investment advisory agreement between the Fund and Cutwater be transferred to and assumed by the Adviser, a wholly owned subsidiary of Cutwater Holdings, LLC and a sister company to Cutwater. The Independent Trustees received confirmation that there would be no change in advisory personnel or management, nor would there be a change in the fee charged to the Fund. The Independent Trustees also received and reviewed a legal opinion from independent legal counsel, to the effect that such a transaction was not an“assignment”under the Investment Company Act.

Among other information, Cutwater provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser and Cutwater; information comparing the investment performance of the Fund to a peer group of closed-end funds selected by Cutwater and Guggenheim with similar characteristics to the Fund including, but not limited to, investment objectives and strategies, effective duration targets, assets under management, the use of leverage and the lack of a termination date (the “Performance Peer Group”); information comparing the advisory fees and expense ratios of a group of funds selected by Cutwater and Guggenheim with assets under management, the use of leverage and the lack of a termination date similar to the Fund (the“Expense Peer Group”); information comparing the investment performance and advisory fees of the Fund to other institutional clients of the Adviser and Cutwater with similar investment objectives to the Fund; and information about the Cutwater’s profitability and the effectiveness of the compliance program adopted by the Adviser and Cutwater.

Based upon its review, the Board of Trustees unanimously concluded that it was in the best interest of the Fund and its shareholders to approve the Advisory Agreement. In deciding to recommend the approval of the Advisory Agreement, the Board of Trustees did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board of Trustees.

With respect to the nature, extent and quality of the services provided by the Adviser, the Board of Trustees considered the Adviser’s response to various inquiries, including regulatory and legal issues, the Adviser’s Form ADV, financial information regarding the Adviser and the financial support provided to the Fund in the form of a fee waiver. The Board of Trustees also considered the key personnel available to manage the portfolio. The Board of Trustees considered the Adviser’s ability to achieve the Fund’s investment objective of providing common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility, and noted the Fund’s current monthly distribution of $0.0825 per share represented an annualized distribution rate of 7.57% based on the Fund’s market price as of February 28, 2011 (or an 11.65% taxable equivalent yield for taxpayers in the 35% tax bracket). The Board of Trustees also noted that the Fund’s monthly distribution rate had been increased four times since July 2008, from $0.0525 to $0.0825, a total increase of 57%.

In considering investment performance, the Board of Trustees reviewed the Fund’s performance relative to the Barclays General Municipal Index and the Barclays 15 Year Municipal Index (“Barclays Indices”) and the Performance Peer Group. The Board of Trustees reviewed the Fund’s total return on a net asset value basis for the six months ended January 31, 2011 and the one-year, three-year, five-year and since inception periods ended July 31, 2010. It was noted that the Fund outperformed the Barclays 15 Year Municipal Index for the 1-year period ended July 31, 2010 by more than 12%. The Board of Trustees considered the performance of the Fund relative to the performance of Performance Peer Group over the same periods, noting that the Fund underperformed the Performance Peer Group, but that recent performance in 2011 had shown marked improvement. In addition, the Board of Trustees noted the on-going premium/discount trend was positive.

The Board of Trustees then considered the Fund’s fees and expenses. In reviewing the Fund’s advisory fees, the Trustees factored in the administration fee paid to Guggenheim Advisors and the servicing fee paid to Guggenheim Distributors since those functions are typically included in the management fees of the Expense Peer Group. The Board of Trustees also compared the Fund’s administration fees and servicing fees paid to the Guggenheim Advisors and Guggenheim Distributors, respectively, to similar fees received by Guggenheim from certain of their other institutional clients. In addition, the Board of Trustees compared the administration fee paid to Guggenheim Advisors to the fees that would be charged for similar services provided by an alternate service provider. The Board of Trustees also reviewed materials provided regarding fees charged to other institutional accounts managed by the Adviser and Cutwater, noting that such fees were lower than those charged to the Fund. However, the Adviser and Cutwater confirmed to the Board of Trustees that they did not believe that the fees charged to such institutional accounts could be appropriately compared to those charged to the Fund because the management of such institutional accounts differed significantly from the Fund with respect to factors including size, investment guidelines and restrictions, scope and complexity of permitted investments and required levels of service. Furthermore, the Trustees noted that a portion of the contractual fee payable to Cutwater and Guggenheim Distributors had been waived until June 30, 2013, but previous additional voluntary fee waivers had expired on June 30, 2010. While the contractual fees were higher than the Expense Peer Group, after giving effect to the contractual waivers, the Trustees noted that the combined advisory, administration and servicing fees were within a reasonable range of the average advisory fee (net of waivers) of the Expense Peer Group.

26 l Annual Report l July 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l Board Considerations Regarding Investment Advisory Agreement Contract Re-approval continued

With respect to the profits realized by Cutwater from its relationship with the Fund, the Board of Trustees reviewed information regarding the revenues Cutwater received under the Advisory Agreement as well as the direct and estimated indirect costs Cutwater incurred in providing the services to the Fund. The Trustees noted that Cutwater was earning a reasonable profit from its relationship with the Fund.

With respect to potential economies of scale, the Trustees noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore the Board of Trustees did not consider economies of scale as a principal factor in assessing the fee rates payable under the Agreement.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the approval of the Advisory Agreement with the Adviser through June 30, 2012 was in the best interests of the Fund and its shareholders.

Annual Report l July 31, 2011 l 27

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MZF l Managed Duration Investment Grade Municipal Fund

Fund Information l

Board of Trustees	Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes	Clifford D. Corso*	Cutwater Asset	Custodian, Transfer
	President	Management Corp.	Agent and Auction Agent
Clifford D. Corso*		Armonk, NewYork	The Bank of
	Kevin Robinson		New York Mellon
Ronald A. Nyberg	Chief Executive Officer and	Servicing Agent	New York, New York
	Chief Legal Officer	Guggenheim Funds
Kevin M. Robinson**		Distributors, Inc.	Legal Counsel
	John Sullivan	Lisle, Illinois	Simpson Thacher &
Ronald E.Toupin, Jr.	Chief Financial Officer,		Bartlett LLP
	Chief Accounting Officer	Administrator	New York, New York
	and Treasurer	Guggenheim Funds
* Trustee is an “interested person” of the		Investment Advisors, LLC	Independent Registered
Fund as defined in the Investment	Jeffrey S. MacDonald	Lisle, Illinois	Public Accounting Firm
Company Act of 1940, as amended, as a	Vice President		Ernst & Young LLP
result of his position as an officer of the			Chicago, Illinois
Fund’s Investment Adviser.	James B. DiChiaro
Vice President
** Trustee is an “interested person” of the
Fund as defined in the Investment	Bruce Saxon
Company Act of 1940, as amended, as a	Chief Compliance Officer
result of his position as an officer of
Guggenheim Funds Distributors, Inc.,	Elizabeth H. Hudson
the Fund’s Servicing Agent and certain	Secretary
of its affiliates.

Privacy Principles of Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website- www.MBIA.com.

Questions concerning your shares of Managed Duration Investment Grade Municipal Fund:

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian, Transfer Agent and Auction Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheimfunds.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov .

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

Annual Report l July 31, 2011 l 31

MZF l Managed Duration Investment Grade Municipal Fund

About the Fund Manager l

Cutwater Asset Management

Cutwater Asset Management (“Cutwater”), the Fund’s Investment Adviser, is based in Armonk, NewYork and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients.The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is a wholly-owned subsidiary of MBIA, Inc., which is listed on the NewYork Stock Exchange and is a component stock of the S&P 500 Index.Additional information can be found at cutwater.com.

Investment Philosophy

Cutwater Asset Management’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Asset Management believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Asset Management 113 King Street Armonk, NY 10504 (09/11)	Guggenheim Distributors, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC (03/11)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-MZF-AR-0711

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and  regulatory filings or engagements were $29,000 and $34,000 for the fiscal years ending July 31, 2011 and July 31, 2010, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, include agreed upon procedures reports performed for rating agencies, were $5,300 and $6,300 for the fiscal years ending July 31, 2011 and July 31, 2010, respectively.

Ernst & Young LLP did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $5,000 and $7,000 for the fiscal years ending July 31, 2011 and July 31, 2010, respectively.

Ernst & Young LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 and $0 for the fiscal years ending July 31, 2011 and July 31, 2010, respectively.

Ernst & Young LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:

 (i) The Audit Committee reviews, and in its sole discretion, pre-approves, (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant  (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

 (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant  that directly related to the operations and financial reporting of the registrant were $10,300 and $13,300 for the fiscal years ending July 31, 2011 and July 31, 2010, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrant.

a)
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of Ronald A. Nyberg, Ronald E. Toupin, Jr., and Randall C. Barnes.

b)	Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Cutwater Asset Management Corp. (the "Adviser"). The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)  A team of investment professionals at Cutwater Asset Management Corp. shares primary responsibility for the day-to-day portfolio management of the Fund.  The following provides information regarding the members of the team.

Name	Since	Professional Experience
Clifford D. Corso	2003 (Inception)	President of Cutwater Asset Management Corp.; Chief Investment Officer, MBIA Insurance Corp.

Jeffrey S. MacDonald	2007
Director of Advisory Services Portfolio Management, MBIA Asset Management (2007-present).  Formerly, Vice President and Portfolio Manager, Hartford Investment Management Co. (2005-2007); Fixed Income Portfolio Analyst, Wellington Management Co. (2000-2004).

James B. DiChiaro	2007	Vice President and Portfolio Manager, Cutwater Asset Management Corp. (1999-present).

(a) (2) (i-iii)   Other accounts managed.  Cutwater Asset Management Corp. does not manage any performance-based fee accounts.  The following summarizes information regarding each of the other accounts managed by the Cutwater Asset Management Corp. portfolio managers as of July 31, 2011:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Clifford D. Corso	2	$383 million	-	-	342	$39 billion
Jeffrey S. MacDonald	1	$163 million	-	-	95	$4.1 billion
James B. DiChiaro	1	$163 million	-	-	3	$1.1 billion

(a) (2) (iv)    Conflicts of Interest.    Cutwater Asset Management Corp. provides advisory services to other clients which invest in securities of the same type that the Fund invests in (i.e. municipal obligations).  These include certain managed accounts which are affiliates of Cutwater Asset Management Corp.  The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate.  As of July 31, 2011, the Fund has dealt with this conflict of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

(a) (3)           Compensation. As of July 31, 2011, Cutwater Asset Management Corp. as Adviser to the Fund, compensates the Fund’s portfolio managers for their management of the Fund.  Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, and the individual’s responsibility and his/her performance versus expectations, which are reviewed annually.  That evaluation includes the professionals’ own self-assessment of their years’ work relative to their responsibilities and also includes supervisor evaluation.  The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards.  Additionally, there is a long-term incentive plan, which is eligible for participation by employees at the Vice President level and above.  Total compensation of the Fund’s portfolio managers is not related to Fund performance.

(a) (4)  Securities ownership.  The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Cutwater Management Corp. portfolio managers as of July 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Clifford D. Corso	None
Jeffrey S. MacDonald	None
James B. DiChiaro	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:            /s/ Kevin M. Robinson

Name:        Kevin M. Robinson

Title:          Chief Executive Officer and Chief Legal Officer

Date:          October 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Kevin M. Robinson

Name:        Kevin M. Robinson

Title:          Chief Executive Officer and Chief Legal Officer

Date:          October 3, 2011

By:            /s/ John Sullivan

Name:       John Sullivan

Title:         Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:         October 3, 2011